               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):  March 20, 1998
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                            SS&C Technologies, Inc.
                            -----------------------

             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                                    --------

                 (State or Other Jurisdiction of Incorporation)


            000-28430                                 06-1169696
            ---------                                 ----------

      (Commission File Number)            (I.R.S. Employer Identification No.)



           80 Lamberton Road
          Windsor, Connecticut                                   06095
          --------------------                                   -----

       (Address of Principal Executive Offices)                (Zip Code)


                                (860) 298-4500
                                --------------

              (Registrant's Telephone Number, Including Area Code)

                                Corporate Place
                             705 Bloomfield Avenue
                             Bloomfield, CT  06002

         (Former Name or Former Address, if Changed Since Last Report)
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This Amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of filing the financial statements of Quantra Corporation ("Quantra") required by
Item 7(a) and the pro forma financial information required by Item 7(b).


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)  Financial Statements of Businesses Acquired.
  -------------------------------------------------


  The financial statements of Quantra required by this item are included as
Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

  (b)  Pro Forma Financial Information.
  -------------------------------------


  The pro forma financial information required by this item is included as
Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

  (c)  Exhibits.
  --------------


  See Exhibit Index attached hereto.
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SIGNATURE
---------


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 3, 1998     SS&C TECHNOLOGIES, INC.
                       -----------------------
                            (Registrant)



               By: /s/ John S. Wieczorek
                  ----------------------
                 John S. Wieczorek
                 Vice President, Chief Financial
                 Officer and Treasurer
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                                 EXHIBIT INDEX


Exhibit
Number                     Description
------                     -----------


 2 Asset Purchase Agreement, dated as of March 20, 1998, by and among SS&C Technologies, Inc., AEGON USA Realty Advisors, Inc. and Quantra Corporation,(previously filed as Exhibit 2 to the Registrant's Current Report on Form 8-K, dated March 20, 1998 (File No. 000-28430))

23.1    Consent of Coopers & Lybrand L.L.P.

23.2    Consent of Ernst & Young LLP

99.1 Press Release dated March 23, 1998 (previously filed as Exhibit 99 to the Registrant's Current Report on Form 8-K, dated March 20, 1998 (File No. 000-28430))

99.2    Financial Statements of Quantra Corporation

99.3    Pro Forma Financial Information